UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) May 24, 2019

(Date of earliest event reported) May 23, 2019

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

ONE Gas, Inc. (the “Company”) held its annual meeting of shareholders on May 23, 2019. The matters voted upon at the meeting and the results of such voting are set forth below:

1.

Election of Directors. The individuals set forth below were elected to the Board of Directors of the Company to serve one-year terms expiring at our 2020 annual meeting of shareholders by a majority of the votes cast by the shareholders present in person or by proxy and entitled to vote as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Arcilia C. Acosta	41,997,624.248	281,819.435	168,761.262	5,494,053.000
Robert B. Evans	41,954,602.337	305,643.198	187,959.410	5,494,053.000
John W. Gibson	41,437,324.917	867,687.587	143,192.441	5,494,053.000
Tracy E. Hart	42,017,171.644	247,362.217	183,671.084	5,494,053.000
Michael G. Hutchinson	42,035,460.855	245,090.336	167,653.754	5,494,053.000
Pattye L. Moore	39,061,178.746	3,224,035.551	162,990.648	5,494,053.000
Pierce H. Norton II	42,082,061.102	216,027.398	150,116.445	5,494,053.000
Eduardo A. Rodriguez	41,947,297.057	331,241.239	169,665.649	5,494,053.000
Douglas H. Yaeger	42,030,819.623	245,948.854	171,436.468	5,494,053.000

2.

Ratification of our Independent Auditor. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2019, was ratified by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain
47,472,272.525	287,190.559	182,794.861

3.

Advisory vote on Executive Compensation. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2019 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, was approved by a majority of the voting power of the shareholders present in person or by proxy and entitled to vote as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
40,942,055.084	1,128,515.369	377,634.492	5,494,053.000

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: May 24, 2019	By:	/s/ Caron A. Lawhorn

Caron A. Lawhorn
Senior Vice President and Chief Financial Officer

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